EXHIBIT 10.1


                               AMENDMENT NUMBER 2
                                     TO THE
                        OCCIDENTAL PETROLEUM CORPORATION
                          SUPPLEMENTAL RETIREMENT PLAN
               (As Amended and Restated Effective January 1, 1999
             Reflecting Amendments Effective through March 1, 2001)

The Occidental Petroleum Corporation Supplemental Retirement Plan ("Plan"), Amended and Restated effective January 1, 1999 Reflecting Amendments Effective through March 1, 2001), is hereby amended as of December 31, 2004, as follows:

1. A new Section 4.11, relating to "Cessation of Employer Accruals" is added to the end of Article 4 as follows:

       4.11 Cessation of Employer Accruals. Effective December 31, 2004, the allocations (except any applicable interest credits) relating to the Retirement Plan, the Savings Plan, and the Deferred Compensation Plan as described above in sections 4.1, 4.2 and 4.3, respectively, shall cease.

2. Except as amended above, the Plan as in effect prior to this amendment shall continue unchanged.

                               * * * * * * * * * *

IN WITNESS WHEREOF, the Company has caused this amendment to be signed on its behalf by its duly authorized officer this 7th day of December, 2004.



                                  OCCIDENTAL PETROLEUM CORPORATION


                                  By  /s/ RICHARD W. HALLOCK
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                                  Its Executive Vice President - Human Resources
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